UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

Capital Financial Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

Capital Financial Holdings, Inc.

Notice of Annual Meeting

and Proxy Statement

Annual Meeting to Be Held
June 12, 2012

Capital Financial Holdings, Inc.

1 Main Street North
Minot, ND 58703
(701) 837-9600

May 11th, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, commencing at 9:00 a.m. local time, on Tuesday, June 12, 2012.

The Secretary’s Notice of Annual Meeting and the Proxy Statement, which follow, describe the matters to come before the Meeting.  During the Meeting, we will also review the activities of the past year and items of general interest about the Company.

We hope that you will be able to attend the Meeting in person, and we look forward to seeing you.  Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Meeting.  You may revoke the Proxy and vote in person at that time if you so desire.

Sincerely,

/s/ John Carlson
John Carlson
President & Chief Executive Officer

Capital Financial Holdings, Inc.

Notice of 2012 Annual Meeting of Shareholders
To be held June 12, 2012

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held June 12, 2012

The Notice of 2012 Annual Meeting, Proxy Statement and 2011 Annual Report
to Shareholders are available at www.capitalfinancialholdings.com/proxy.

Notice is Hereby Given that the Annual Meeting of Shareholders (the “Meeting”) of Capital Financial Holdings, Inc., (the “Company”), a North Dakota corporation, will be held on June 12, 2012, at 9:00 a.m., local time, at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, for the following purposes:

1.	To elect the Board of Directors of the Company.

2.	To ratify the selection of Hein & Associates, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012.

3.	To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

Only shareholders of record at the close of business on May 11, 2012, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

You are cordially invited and urged to attend the Meeting.  All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose.  Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the Proxy Statement.

The Board of Directors of the Company is soliciting the enclosed Proxy.  The Board of Directors recommends that you vote in favor of the proposed items.  Your vote is important.

By Order of the Board of Directors

Minot, North Dakota	/s/ Elizabeth Redding
Dated: May 11, 2012	Elizabeth Redding, Secretary

Your Proxy and return envelope are enclosed with this notice.  In order to assure a quorum for the Transaction of Business at the Meeting, each Shareholder is asked to sign and return his or her Proxy in the enclosed envelope.   Every Proxy is important, whether you own a few or many shares.  Please do it today.

Capital Financial Holdings, Inc.
1 Main Street North
Minot, ND 58703
(701) 837-9600

Proxy Statement
Annual Meeting of Shareholders
To be held June 12, 2012

General Information

The enclosed Proxy is being solicited by the Board of Directors (“Board”) of Capital Financial Holdings, Inc. (the “Company”), a North Dakota corporation, for use in connection with the Annual Meeting of Shareholders on June 12, 2012, at 9:00 a.m. local time (the “Meeting”) at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, and at any postponement or adjournment thereof.  Only shareholders of record as of the close of business on May 11, 2012 (the “Record Date”) will be entitled to vote at the Meeting or any postponement or adjournment thereof.  When the accompanying Proxy (each, a “Proxy”) is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

Any Proxy may be revoked at any time before it is voted by written notice mailed or delivered to the secretary, by a receipt of a Proxy properly signed and dated subsequent to an earlier Proxy and by revocation of a written Proxy by request in person at the annual meeting of shareholders.  If not so revoked, the shares represented by the Proxy will be voted in accordance with the instructions on the Proxy form.

The address of the principal executive office of the Company is 1 Main Street North, Minot, North Dakota 58703.  This Proxy Statement and the Board’s form of Proxy are being mailed to shareholders on or about May 14, 2012.  Concurrent with the mailing of this Statement, the Company is furnishing to shareholders its Annual Report for its fiscal year ended December 31, 2011.

The Company is bearing all costs of soliciting Proxies and expressly reserves the right to solicit Proxies otherwise than by mail.  Telephone, telegraph, facsimile or other personal solicitations of certain shareholders and brokers may follow the solicitation of Proxies by mail by one or more of the directors, by officers or by employees of the Company.  The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions.  As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

As of May 11, 2012 the Company had outstanding 14,455,943 common shares, $0.0001 par value, with each share being entitled to one vote, except for the election of directors, when shareholders are entitled to cumulate their votes.  Representation of a majority of the Company’s shares outstanding on such date, either in person or by Proxy, constitutes a quorum for the Meeting.  When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting, A shareholder voting through a Proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the Meeting and is, in effect, casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote or withholds authority to vote on a certain proposal shall not be considered present and entitled to vote on such proposal.

Because many of the Company’s shareholders may be unable to attend the Meeting in person, our Board solicits Proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting.  Shareholders are urged to:

(1)	read this Proxy Statement carefully;

(2)	specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

(3)	sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

Question and Answer Summary:  About the Meeting

What is being voted on at the Meeting?

The Company’s Board is asking shareholders to consider two items at this Meeting:

•	To elect five directors to the Company’s Board of Directors;

•	To ratify the selection of Hein & Associates, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2012.

Who can vote at the Meeting?

Our Board has set May 11, 2012, as the Record Date for the Meeting.  Only persons holding shares of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting.  Each share will be entitled to one vote on each matter properly submitted for vote to our shareholders at the Meeting.  On the Record Date, there were approximately 14,455,943 common shares outstanding held by a total of 665 shareholders of record.  Therefore, there are a total of approximately 14,455,943 votes that will be entitled to be cast at the Meeting.

What constitutes a quorum for the Meeting?

A quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares that are represented, because each share has one vote per share.  To have a quorum, we need more than 50% of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a Proxy but does not have authority to vote a customer’s shares on one or more matters) on any proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting.  Each vote will be tabulated separately.

How do I vote?

If you complete and properly sign the accompanying Proxy form and return it to us, it will be voted as you direct, unless you later revoke the Proxy.  Unless instructions to the contrary are marked or if no instructions are specified, shares represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting.  If you are a registered shareholder, that is, if you hold your shares in certificate form, and you attend the Meeting, you may deliver your completed Proxy form in person.  If you hold your shares in “street name,” that is, if you hold your shares through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a Proxy form from the institution that holds your shares.

Can I change my vote after I return my Proxy form?

Yes.  Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with our Secretary, at the address at the top of page 1, either a written notice of revocation or a duly executed Proxy bearing a later date or you may vote in person at the Meeting.  The powers of the Proxy holders will be suspended if you attend the Meeting in person and so request.  However, attendance at the Meeting will not by itself revoke a previously granted Proxy.

Any written notice of revocation sent to us must include the shareholder’s name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

Proposal No. l. Election of Directors.  The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.  Shareholders are entitled to cumulate votes with respect to the election of directors only in accordance with the procedure described under Proposal No. l herein.

Proposal No. 2. Ratification of Auditors.  An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for ratification of the selection of Hein & Associates LLP, as independent auditors for the fiscal year ending December 31, 2012.

While affirmative abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, with respect to Proposal No. 2 broker non-votes are not counted for purposes of determining whether the proposal has been approved.  Therefore, for those matters affirmative abstentions will have the same effect as a vote against the proposal.

Votes cast by Proxy will be tabulated by our internal accounting department. The independent persons appointed by the Company to act as election inspectors for the Meeting will count votes cast by Proxy or in person at the Meeting.

Proposal No. 1
Election of Directors

At the Meeting to be held on June 12, 2012, and at any and all postponements or adjournments thereof, it is intended that the Company’s shares represented by properly executed Proxies that are enclosed herewith will be voted to elect the director nominees, unless authority so to vote is withheld.  Each nominee is currently a member of the Board of the Company and all of the nominees have indicated a willingness to serve as a director, if elected.  If elected, each nominee will serve until the next annual meeting of shareholders or until the earlier of removal, resignation, death or disqualification.  The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason.  If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board.  The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee.  Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

The directors have voted to nominate five directors for election to hold offices for a one-year term until the next Annual Meeting of Shareholders or until their successors are elected and qualified.  Proxies solicited by the Board will, unless otherwise directed, be voted to elect the five nominees named below.

Information regarding the nominees for director is set forth below:

NAME	AGE	TERM OF OFFICE WITH THE COMPANY	POSITIONS AND OFFICES WITH THE COMPANY

Vance Castleman	69	3-25-94 to 3-25-10; 6-9-11 to Present	Director

Vaune M. Cripe	52	5-27-05 to Present	Director

Jeffrey A. Cummer	54	6-01-06 to Present	Director

Gregory G. Philipps	45	5-30-08 to Present	Director

Myron D. Thompson	67	3-20-98 to Present	Director

Cumulative voting is permitted in the election of directors in accordance with the following procedure:

Each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of such intent to any officer of the Company before the Meeting or the presiding officer at the Meeting at any time before the election of directors, in which case:

1.	The presiding officer at the Meeting shall announce, before the election of directors, that shareholders may cumulate their votes; and

2.	Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company’s shares could elect all of the directors.  It is expected that the Proxies received by the directors’ nominees will be voted, except to the extent that authority is withheld on any Proxy as to all of one or more individuals, to elect as directors the following nominees, whose principal occupations during the past five years, directorships and certain other affiliations and information are set forth below:

Vance A. Castleman – Mr. Castleman is a Real Estate Developer and he is President and CEO of Inn-Vestments, Inc.  Mr. Castleman is also President of Minot Lodging Expo, LLC, and he is President and on the Board of Directors of Souris Basin Revolving Loan Committee.  Mr. Castleman is on the Board of Minot Hospitality Partners, LLC, and he served as a Director of Capital Financial Holdings, Inc. from 1994 to 2010 and he resumed his position on the Board in 2011.

From 1994 to the Present, Mr. Castleman served as Director, President and CEO of Inn-Vestments, Inc., a real estate development company located in Minot, North Dakota.  From 1994 to the Present, Mr. Castleman has served as President of the Minot Lodging Expo, LLC, a hospitality provider located in Minot, North Dakota. From 1999 to 2010, Mr. Castleman served as Director of Capital Financial Holdings, Inc., and from 1994 to 2010 he served as a Director of Capital Financial Services, Inc.

Vaune M. Cripe – Ms. Cripe is Vice President and Business Banking Department Manager at American State Bank & Trust, of Dickinson, North Dakota. She has received a number of distinguished honors, including the Dickinson Chamber of Commerce Director of the Year Award in 1998, the Outstanding Community Volunteer Award in 2002, and the Greater North Dakota Community Leadership Award in 2004. Ms. Cripe is a Certified Public Accountant and graduated Summa Cum Laude from Dickinson State University with a B.A. in Accounting.

From 1996 to the present, Ms. Cripe served as Senior Vice President of American Bank Center, Dickinson, North Dakota.  From 2005 to the present, Ms. Cripe served as Director of Capital Financial Holdings, Inc.  From 1999 to the Present, Ms. Cripe served as Secretary/Treasurer of Stark County Job Development Authority.  From 2005 to 2009, Ms. Cripe served as a Member of the North Dakota National Guard Family Advisory Board.  From 1993 to the present, Ms. Cripe has operated as a Certified Public Accountant.  From 2008 to the Present, Ms. Cripe served as the Chair-Elect of the North Dakota Banker’s Association.  From 2009 to the present, Ms. Cripe has served as Vice-Chair of the St. Joseph’s Hospital and Health Center.  From 2007 to the present, Ms. Cripe has served as Director of the Dickinson State University Foundation.

Jeffrey A. Cummer – Mr. Cummer is the President of SMH Capital Advisors, Inc. He formed his first fixed income investment management firm in 1989 and later created Cummer Moyers Capital Advisors, Inc. (CMCA) in 1996. In 2000, CMCA merged with SMH Group and changed its name to SMH Capital Advisors, Inc. (SMHCA). Before forming his own investment firm in 1989, Mr. Cummer served as a Limited Partner with Edward D. Jones & Company. Prior to that, he was a corporate cash manager and financial analyst for the GTE Corporation. Mr. Cummer is a Certified Financial Planner and holds a bachelor’s degree in finance and risk management from the University of Illinois.

From 1989 to present, Mr. Cummer served as President and Senior Portfolio Manager of SMH Capital Advisors, Inc.  From 1999 to the present, Mr. Cummer has served as President and Director of Select Partners Limited (Cayman).  From 2002 to the present, Mr. Cummer has served as CEO and Chairman of Xponential, Inc.  From 2007 to the present, Mr. Cummer has served as Chairman of Capital Financial Holdings, Inc.  From 2006 to the present, Mr. Cummer has served as Director of Capital Financial Holdings, Inc.  From 2002 to the present, Mr. Cummer has served as Chairman of PawnMart, Inc.

Gregory G. Philipps – From 2001 to the present, Mr. Philipps served as President of Pension Fund Evaluations, Inc. He serves as the Company's General Securities Principal and is a Registered Representative with the National Association of Security Dealers (NASD), and he has earned his series 24, 7, and 63 licenses from the NASD. Mr. Philipps has spoken at numerous investment conferences including the International Foundation of Employee Benefit Plans, TECS public Fund conference, TECS Fire and Police conference and World Research Group.  The topics of these talks have included asset allocation, diversification, trade execution and alternative investments. Mr. Philipps attended Bryant College and, subsequently, he received his Bachelor of Science Degree from Adelphi University, Garden City, New York in Business and Finance.

From 2001 to the present, Mr. Philipps has served as Present of the Pension Fund Evaluations, Inc., and from 2008 to the present, Mr. Philipps has served as Director of Capital Financial Holdings, Inc.

Myron D. Thompson – Mr. Thompson is an entrepreneur and has been in the restaurant business since 1970.  Since that time he has been involved in opening over 40 restaurants.  He has also been involved in several non-food related operations, including Money Mailer and Check Rite, and several temporary help companies, including Labor Force in Minneapolis, Minnesota.  Mr. Thompson graduated from Minot State College.

From 1990 to the present, Mr. Thompson served as President, CEO and Director of Food Management Investors, Inc. a.k.a. FMI, Inc.  From 1990 to present, Mr. Thompson served as President and Director of Apple Core Enterprises, Inc.  From 1994 to the present, Mr. Thompson served as General Partner of Dakota Apple Partnership.  From 1995 to the present, Mr. Thompson served as President, Director, and Member of Village Ventures, LLC.  From 2002 to the present, Mr. Thompson served as President, Director, and Member of Ventures North, LLC.

Certain Relationships and Related Transactions

None of the Directors are related to any other director or to any executive officer of the Company.

Mr. Jeffrey A. Cummer was elected as a Director of the Company on June 1, 2006. Mr. Cummer is Chief Executive Officer and Chairman of the Board of Xponential, Inc. In May of 2006, Xponential, Inc. issued a tender offer to purchase up to 3,000,000 shares of the Company’s common shares at a purchase price of $0.40 per share. At the close of the tender offer, Xponential, Inc. had obtained 1,323,642 shares, representing approximately 9.76% of the Company’s outstanding common shares.

In October of 2006, the Company issued a $950,000 convertible promissory note in a private placement to PawnMart, Inc., which is a wholly owned subsidiary of Xponential, Inc.  The unsecured note carried an interest rate of 6.50% per annum, payable semi-annually, and was scheduled to mature on October 15, 2016.  The Company negotiated with PawnMart, Inc. to prepay the note at a discounted rate of $715,000, as of June 6, 2011.  A payment of $640,000 was sent to PawnMart, Inc., and a $75,000 promissory note was signed for the remaining balance due.  This promissory note carried an interest rate of 6.50%, per annum, payable at the maturity date of the note, which was May 26, 2012.  On September 19, 2011, the Company paid the promissory note in full plus accrued interest, for a total payment of $76,523.  Interest payments made to PawnMart, Inc. relating to this note totaled $30,875 in 2011 and $61,750 in 2010 and 2009, respectively.

On October 21, 2011, the Company issued a promissory note to PawnMart, Inc., in exchange for the repurchase of the 3,050,000 shares of preferred stock owned by PawnMart, Inc.  These shares are being held by the Company as Treasury Stock.  The note is secured by the building owned by the Company and carries an interest rate of 7%, with quarterly payments of $66,801.  The note matures on October 1, 2017, and the building securing this note, was sold to Corridor Investors, LLC on March 30, 2012 for $990,000.  The proceeds from the sale will be paid to the holder of the note, and the remaining balance of this note will be due under an unsecured note for the remaining amount due.

Corporate Governance

Attendance at Board, Committee and Annual Shareholder’s Meetings

During the fiscal year ended December 31, 2011, the Board held four regular meetings and two special meetings. All Directors are expected to attend each meeting of the Board and the committees on which they serve, and are also expected to attend each annual meeting of shareholders. Each Director attended at least 75% of the Board meetings, including committee meetings on which the Board member served during this period.  The 2011 annual meeting was held June 9, 2011 and all board members attended. The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities.  Those committees are currently the Nominating Committee, the Audit Committee and the Compensation Committee.  Each of the committees is comprised solely of non-employee, independent Directors.  The table below shows current membership for each of the standing Board committees.

Nominating Committee	Audit Committee	Compensation Committee

Myron D. Thompson	Vaune M. Cripe	Vaune M. Cripe

Vance Castleman	Myron D. Thompson	Greg Philipps

	Greg G. Philipps	Vance Castleman

Nominating Committee

The Company’s Nominating Committee is composed of Myron Thompson and Vance Castleman.  The Nominating Committee does have a formal, consistent policy for the nominating process and a charter governing the nominating process.  The Nominating Committee will consider all nominees equally, including candidates recommended by shareholders.

The Nominating Committee will identify potential nominees based on specified objectives in terms of the composition of the Board, taking into account such factors as industry experience and areas of expertise.  Nominees will be evaluated on the basis of their experience, judgment, integrity, ability to make independent inquiries, understanding of the Company’s business and willingness to devote adequate time to Board duties. The Nominating Committee did not meet in fiscal year 2011.

Audit Committee

The Company has established a separately designated standing audit committee established in accordance with the Securities Exchange Act of 1934, as amended.  The Company’s Audit Committee is composed of Vaune Cripe, Myron Thompson and Greg Philipps, each of whom meet the independence requirements of the SEC with respect to Audit Committee membership.  Ms. Cripe was appointed by the Audit Committee to serve as its financial expert due to her qualifications, experience and certifications. The primary function of the Audit Committee is to fulfill its responsibility of overseeing management’s conduct of the financial reporting process, the annual independent audit of the Company’s financial statements, and reviewing the financial reports provided by the Company.  To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor’s opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by management, meets privately with the independent accountants to discuss all pertinent matters and reports to the Board regarding its activities.  The Audit Committee held four regular meetings in 2011.

The Audit Committee has adopted a formal, written charter, which was amended on March 9, 2004.  The charter specifies the scope of the Audit Committee’s responsibilities and how it should carry out those responsibilities.  The charter also outlines the Audit Committee’s pre-approval policies and procedures that require the Audit Committee to review and approve, in advance, fees proposed to be charged to the Company by the auditors for each audit and non-audit service.  The Audit Committee Charter must be filed every three years.  It was last filed in 2010; it will be filed again in 2013.

Report of Audit Committee

The Audit Committee met to review the audited financials for the fiscal year ended December 31, 2011, with members of management and the independent accountants.  Included in the discussions were issues regarding matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.  Additionally, the independent accountants discussed with the Audit Committee new accounting policies, management’s judgments and use of accounting estimates in the preparation of the financial statements and significant audit adjustments.  Annually, the independence of the auditors is discussed and the auditors provide information regarding their independence required by Independence Standards Board No. 1, as may be modified or supplemented.  Based upon a thorough discussion of the aforementioned, the Audit Committee has recommended to the full Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year 2011.

Vaune Cripe
Myron Thompson
Greg Philipps

Compensation Committee

The Company’s Compensation Committee is composed of Vaune Cripe, Greg Philipps, and Vance Castleman, each of whom are “independent” members of the Board, as defined by the NASDAQ Stock Market, Inc.  The Compensation Committee held one meeting during the last fiscal year.  The Committee reviews and recommends executive salaries and any share based compensation plans.  The Committee has not adopted a formal, consistent policy for the compensation review process and has established no charter governing the process.

Executive Compensation

The following table sets forth compensation information for the Company’s named Executive Officers for services rendered in all capacities to the Company and its subsidiary in fiscal year 2011.

Summary Compensation Table
Name and Principal Position	Age	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

John R. Carlson, Chief Executive Officer and President	48	2011	102,820	3,373	0	0	0	0	53,546	159,739
Jacqueline L. Case, Acting Chief Executive Officer and Interim President	64	2011	66,172	1,166	0	0	0	0	195	67,533
Valarie A. Hoskin, Chief Financial Officer and Corporate Secretary	35	2011	60,462	2,639	0	0	0	0	0	63,101

Outstanding Equity Awards at Fiscal Year-End
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)

John Carlson, Chief Executive Officer and President	20,000 (1)	0	0	1.00	10/31/2014	0	0	0

(1)  Options were transferred to Mr. Carlson on January 6, 2009 from the Company’s former CEO, Brad Wells, who resigned from the Company in 2010.

Fees Billed for Services Rendered by Independent Accountant
Audit and Non-Audit Fees

During the fiscal year ended December 31, 2011, Brady, Martz & Associates, P.C. (“Brady Martz”), the Company’s independent auditors and principal accountant, billed the Company the fees set forth below.  The Audit Committee has considered and determined that the provision of the non-audit services rendered to the Company by Brady Martz during the Company’s fiscal year 2011 was compatible with maintaining the independence of Brady Martz.

The following table presents fees for professional audit services rendered by Brady Martz for the audit of the Company’s annual financial statements for the years ended December 31, 2011 and 2010, and fees billed for other services rendered by Brady Martz.

	2011	2010
Audit Fees (1)	$88,145	$95,505
Audit-Related Fees (2)	2,095	2,035
Tax Fees (3)	14,675	16,900
All Other Fees	0	0

(1)
Audit Fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees are fees principally for professional services rendered for the annual review of Capital Financial Services, Inc., related to the filing of the SIPC assessment form.
(3)
Tax services fees consist of compliance fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice.  Tax service fees also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

Policy on Audit Committee Pre-Approval of Audit
and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Vance A. Castleman	5,100	0	0	0	0	0	5,100

Vaune M. Cripe	8,450	0	0	0	0	0	8,450

Jeffrey A. Cummer	17,000	0	0	0	0	0	17,000

Gregory G. Philipps	8,100	0	0	0	0	0	8,100

Myron D. Thompson	5,700	0	0	0	0	0	5,700

Each Director (other than those directors who are also employees of the Company) receives cash compensation for their service as Directors and Committee members of the Company.  The Chairman of the Board, Jeffrey Cummer, received cash compensation of $17,000 for the year 2011.  Directors Castleman, Cripe, Philipps, and Thompson each received cash compensation of $5,100, $8,450, $8,100, $5,700, respectively for the year 2011.  In addition, Board members were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as Directors of the Company.

Executive Officers

Jacqueline L. Case was the named Executive Officer of the Company for fiscal 2011.  On June 9, 2011, the Board of Directors then named John R. Carlson as Executive Officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s Directors and Executive Officers file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  Directors and Executive Officers are required to furnish the Company with copies of all Section 16(a) forms they file.  Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company’s Directors and Executive Officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2011.

Security Ownership of Beneficial Owners and Management

The following table sets forth the ownership of shares of the Company as of March 5, 2012 listed by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding voting securities of the Company, each Director, each Executive Officer named in the Summary Compensation Table on page 8, and all Executive Officers and Directors as a group.

Name Of Beneficial Owner Or Identity Of Group	Amount And Nature Of Beneficial Ownership (1) As Of March 1, 2011	Percentage Of Outstanding Shares (2)

Vance A. Castleman	343,180 (3)	2.37%
Vaune M. Cripe	4,838	*
Jeffrey A. Cummer	2,783,318 (4)	19.25%
Gregory G. Philipps	0	*
Myron D. Thompson	260,000 (5)	1.16%

Jacqueline L. Case	125,770 (6)	*
John Carlson	30,001 (7)	*
Valarie Hoskin	3,283 (8)	*
Executive officers and directors as a group (7 persons)	3,547,107 (9)	24.50%

Shareholders known by the Company to own 5% or more of the outstanding voting securities
Robert Walstad	2,501,178 (10)	15.05%
Jerry J. Szilagyi	2,737,829 (11)	16.64%
Bruce Graham, William Graham	964,700 (12)	6.67%
____________________
* Less than 1% owned.

(1)	Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.
(2)
For each executive officer or director included in the table, percentage of outstanding shares is calculated by dividing the number of common shares beneficially owned by such officer or director by the 14,455,943 common shares the Company had outstanding on March 5, 2012 and the number of shares that each officer or director had the right to acquire within 60 days of the record date.  This percentage assumes the exercise of outstanding options or warrants and conversion of preferred shares.

(3)
Of these shares, 285,750 are held as tenants in common with Mr. Castleman’s wife, and 7,430 are held in Mr. Castleman’s IRA account.  Includes 50,000 shares covered by options that are currently exercisable or exercisable within 60 days of May 11, 2012, held by Mr. Castleman.

(4)	Of these shares, 534,676 are held directly by Mr. Cummer, 1,663,642 are common shares held directly by Xponential, Inc., and 585,000 are common shares held directly by Select Partners, Ltd.
(5)	Includes 50,000 shares covered by options that are currently exercisable or exercisable within 60 days of May 11, 2012, held by Mr. Thompson.
(6)
Of these shares, 1,450 are held directly by Ms. Case and 68,924 are held in Ms. Case’s IRA account.  Includes 55,396 shares covered by warrants that are currently exercisable or exercisable within 60 days of May 11, 2012, held by Ms. Case.

(7)	Includes 10,001 shares held directly by Mr. Carlson and 20,000 shares covered by options that are currently exercisable or exercisable within 60 days of May 11, 2012, held by Mr. Carlson.
(8)	All these shares, all are held directly by Mrs. Hoskin.
(9)	Includes 175,396 shares covered by warrants and options, which are currently exercisable or exercisable within 60 days of May 11, 2012
(10)
Of these shares, 17,054 are held in Mr. Walstad’s 401(k) account, 116,884 shares are held in Mr. Walstad’s IRA account. Includes 1,350,400 shares covered by warrants and 810,000 options that are currently exercisable or exercisable within 60 days of May 11, 2012, held by Mr. Walstad.

(11)
Of these shares, 737,829 are held directly by Mr. Szilagyi..  Includes 2,000,000 shares covered by options that are currently exercisable or exercisable within 60 days of May 11, 2012 held by Mr. Szilagyi.

(12)	Of these shares, 774,000 are held directly by Mr. Bruce Graham and 190,000 shares are held directly by Mr. William Graham.

The Board Recommends that the Shareholders
Vote “FOR” Proposal No. 1

Proposal No. 2
Ratification of Selection of Independent Auditors

The Board has selected Hein & Associates, LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2012.  The shareholders of the Company are being asked to ratify this selection at the Meeting.  A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Hein & Associates, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012.

The Board has selected Hein & Associates, LLP to serve as the Company’s independent auditors for the year ending December 31, 2012, subject to ratification by the shareholders, based on the recommendation of the Board’s Audit Committee.  The firm of Hein & Associates, LLP has been providing accounting and auditing services for more than 30 years to both public and private companies in a variety of industries.  While it is not required to do so, the Board is submitting the selection of that firm for ratification to ascertain the view of the shareholders.  If the selection is not ratified, the Board will reconsider its selection.  Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment of Hein & Associates, LLP as independent auditor for the Company for the year ending December 31, 2012.

A representative of Hein & Associates, LLP is expected to be present at the Meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the Meeting.

The Board Recommends that the Shareholders
Vote “FOR” Proposal No. 2

Other Matters

The Company’s management is not aware of any other matters that may come before the Meeting.  The proxies named in the accompanying Proxy form will vote said Proxy in accordance with their judgment if any other matter does properly come before the Meeting.

A copy of the Annual Report to shareholders is enclosed with this Proxy Statement.  Copies of the Company’s 10-K Annual Report are available upon request by contacting Elizabeth Redding at the Company at 1 Main Street North, Minot, ND 58703.

Deadline for Submission of Shareholder Proposals
For Next Annual Meeting

Proposals of shareholders intended to be presented at the 2013 Meeting must be received by the Secretary of the Company, 1 Main Street North, Minot, North Dakota 58703, no later than December 14, 2012, for inclusion in the Proxy Statement and form of Proxy for such Meeting.  If notice of any other shareholder proposal intended to be presented at the 2013 Annual Meeting of shareholders but not intended to be included in the Company’s Proxy Statement and form of Proxy for such Meeting is not received by the Company on or before March 5, 2013, the Proxy solicited by the Board of the Company for use in connection with the Meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company’s Proxy Statement for that Meeting of either the proposal or how such proxies intend to exercise their voting discretion.

Voting Trustees and Their Nominees

Please advise the Company whether other persons are the beneficial owners of the Company’s shares for which Proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Company’s shares.

This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed Proxy form and Notice of Annual Meeting and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company.  The Company will reimburse banks and brokers who hold the Company’s shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold those Company’s shares.  To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers.  It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

It is important that Proxies be returned promptly.  Shareholders, whether or not they expect to attend the meeting in person, are urged to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose.  By returning your form of Proxy promptly, you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held.  Shareholders who attend the Meeting may revoke a prior Proxy and vote their Proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors
/s/ Elizabeth Redding
Elizabeth Redding
Dated: May 11, 2012	Secretary

PROXY CARD

«NAME»
«ADDRESS»
«CITY»  «STATE»  «ZIP»

ANNUAL MEETING OF SHAREHOLDERS JUNE 12, 2012

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Jeffrey A. Cummer or Richard W. Jones or either of them acting in the absence of the other, with full power of substitution, to act as attorneys and proxies of the undersigned to vote all shares of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Capital Financial Holdings, Inc., (the “Meeting”), to be held June 12, 2012, at 9:00 a.m. at the Sleep Inn, 2400 10th Street NW, Minot, ND, and at any and all adjournments and postponements thereof.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

THE BOARD OF DIRECTORS SOLICIT THIS PROXY CARD AND THEY RECOMMEND A VOTE FOR EACH OF THE LISTED NOMINEES AND THE FOLLOWING PROPOSALS.

Proposal 1:
The election as Directors of all nominees listed below (except as marked to the contrary), to serve until the Annual Meeting of the Shareholders of the Company in fiscal year 2013 or until their successors have been duly elected or qualified.

		For	Withhold Authority

Vance Castleman

Vaune M. Cripe

Jeffrey A. Cummer

Myron D. Thompson

Gregory G. Philipps

Proposal 2:	Ratification of Hein & Associates, LLP to provide audit services to the Company that include the examination of the Company’s annual consolidated financial statements for fiscal year 2012.

	For Proposal 2	Withhold Authority to Vote for Proposal 2

IMPORTANT: This Proxy Card must be completed, signed, and dated below.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY CARD IN THEIR BEST JUDGMENT.

PLEASE DATE, SIGN, AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED STAMPED ENVELOPE.

Please sign exactly as name(s) appear(s) above. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Account	Shares
Signature and Title (if applicable)
«Account»	«ShareBalance»

Date
«NAME»
«ADDRESS»
«CITY» «STATE» «ZIP»
Signature, if held jointly

Date

The undersigned acknowledges receipt from the Company, before execution of this Proxy Card of the following: (1) Annual Report to Shareholders, (2) Notice of the Meeting, and (3) Proxy Statement for the Meeting.